STATEMENTS OF FINANCIAL CONDITION - EBP Japan	Jun. 30, 2026 JPY (¥)	Jun. 30, 2026 USD ($)	Jun. 30, 2025 JPY (¥)
ASSETS, at fair value:
Cash held by the Association	¥ 18,665,259	$ 114,949	¥ 18,189,658
The Procter & Gamble Company common stock 2026: 943,306 shares, cost ¥21.77 billion ($134.1 million) 2025: 994,167 shares, cost ¥26.31 billion ($182.5 million)	22,462,822,770	138,335,762	22,936,731,446
Total Assets	22,481,488,029	138,450,711	22,954,921,104
LIABILITIES AND PLAN EQUITY
Accrued liabilities	2,574,000	15,852	6,924,068
Plan equity	22,478,914,029	138,434,859	22,947,997,036
Total Liabilities and Plan Equity	¥ 22,481,488,029	$ 138,450,711	¥ 22,954,921,104